                                                                    EXHIBIT 10.1

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (the "Agreement") is entered into as of June 20, 1997 by and among WACHOVIA BANK, N.A., a national banking association and successor by merger to Wachovia Bank of Georgia, N.A. (the "Bank"); and CARMIKE CINEMAS, INC., a corporation organized under the laws of the State of Delaware (the "Borrower").

                                   Recitals.

         The Borrower has requested the Bank to make loans (individually a "Loan" and collectively the "Loans") under a line of credit from time to time in the maximum principal amount at any one time outstanding of $30,000,000 to the Borrower and the Bank has agreed to make the Loans on the terms and conditions set forth below.

         NOW THEREFORE, the parties hereto agree as follows:

         Section 1. Definitions and Interpretation. (a) The terms as defined in this Section 1 shall, for all purposes of this Agreement, have the meanings set forth herein:

                 "Amended and Restated Credit Agreement" shall mean the Amended and Restated Credit Agreement dated as of April 23, 1996, among Wachovia Bank of Georgia, N.A., as Agent, the Borrower, and certain other Banks listed therein, as it may have been or may hereafter be amended, modified or restated from time to time.

                 "Applicable Facility Fee Rate" shall have the meaning set forth in the Amended and Restated Credit Agreement.

                 "Applicable Margin" shall mean the Applicable Margin for Euro-Dollar Loans as set forth in the Amended and Restated Credit Agreement.

                 "Base Rate" means for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, and (ii) one-half of one percent above the Federal Funds Rate for such day. For purposes of determining the Base Rate for any day, changes in the Prime Rate and the Federal Funds Rate shall be effective on the date of each such change.

                 "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized or required by law to close.

                 "Commitment" means the Bank's commitment to make the Loans in the maximum principal amount at any one time outstanding of $30,000,000.

                 "Default" means any condition or event which constitutes an Event of Default, or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.
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                 "Dollars" or "$" means dollars in lawful currency of the
United States of America.

                 "Euro-Dollar Business Day" means any Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

                 "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions as determined by the Bank.

                 "Interest Period" shall mean: (a) with respect to Loans bearing interest based on the LIBOR Rate, the period commencing on the date such Loan is made, and ending on the numerically corresponding day in the first, second or third month thereafter, as Borrower may elect by notice to the Bank provided that: (i) any Interest Period (subject to clause (iii) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day, unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day; (ii) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and (iii) no Interest Period may end after the Maturity Date; and (b) with respect to Loans bearing interest at the Base Rate, the period commencing on the date such Loan is made and ending on the first day after the date such Loan is made which is the last day of a fiscal quarter of the Borrower; provided that (i) any Interest Period (subject to clause (ii) below) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; and (ii) no Interest Period may end after the Maturity Date.

                 "LIBOR" for any Interest Period hereunder shall mean the rate per annum determined on the basis of the rate for deposits in Dollars of amounts equal or comparable to the principal amount of the Loans outstanding during such Interest Period offered for a term comparable to such Interest Period, which rate appears on the display designated as Page "3750" of the Telerate Service (or such other page as may replace page 3750 of that service or such other service or services as may be nominated by the British Bankers Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits), determined as of 1:00 p.m. (Atlanta, Georgia time), 2 Euro-Dollar Business Days prior to the first day of such Interest Period.

                 "LIBOR Rate" applicable to any Interest Period means a rate per annum equal to





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the quotient obtained (rounded upwards, if necessary, to the next higher 1/100 of 1%) by dividing (a) the applicable LIBOR for such Interest Period by (b)
1.00 minus the  LIBOR Reserve Percentage.

                 "LIBOR Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on the Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of the Bank to United States residents). The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the LIBOR Reserve Percentage.

                 "Maturity Date" shall mean the earliest to occur of (i) November 26, 1997, or (ii) termination (for any reason) or increase in amount of the Commitments as defined in and under the Amended and Restated Credit Agreement.

                 "Prime Rate" refers to that interest rate so denominated and set by the Bank from time to time as an interest rate basis for borrowings.
The Prime Rate is but one of several interest rate bases used by the Bank. The Bank lends at interest rates above and below the Prime Rate.

                 (b) All terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles, applied on a basis consistent with the most recent audited consolidated financial statements of the Borrower and its consolidated subsidiaries delivered to the Bank.

                 (c) Unless otherwise indicated, references in this Agreement to "Exhibits" and "Sections" are references to exhibits and sections hereof.

         Section 2. Borrowings. When the Borrower desires to borrow a Loan, a duly authorized representative of the Borrower (as identified or defined in the resolution of the Borrower's board of directors authorizing the execution, delivery and performance of this Agreement and the borrowings hereunder, a copy of which resolutions, certified by a secretary or assistant secretary of Borrower, shall be furnished to the Bank simultaneously with the execution of this Agreement) shall notify the Bank in writing or by telephone (prior to 11:00 a.m. Atlanta, Georgia time on the Business Day of each Loan which will bear interest at the Base Rate and at least 3 Euro-Dollar Business Days before each Loan which will bear interest based on the LIBOR Rate), which notice shall specify the Interest Period applicable thereto, and whether such Loan will bear interest at the Base Rate or based on the LIBOR Rate and the Bank may conclusively rely on any such notification which the Bank in good faith believes to have been made by a duly authorized representative of Borrower. In such case the Bank is authorized to credit to the account of the Borrower at the Bank the amount of the Loan as





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specified by the Borrower in such notice (subject to the limitation of the aggregate principal amount as above stated). During the term of this Agreement and subject to its terms and conditions the Borrower may borrow, repay, and reborrow under the line of credit provided herein. All notifications hereunder to either the Bank or the Borrower shall be given to the address(es) set forth under the signatures of the parties hereto.

         Section 3. Interest; Fees. (a) Each Loan bearing interest at the Base Rate shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Each Loan bearing interest based upon the LIBOR Rate shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the LIBOR Rate for such Interest Period; provided that if any such Loan shall, as a result of the definition of Interest Period, have an Interest Period of less than one month, such Loan shall bear interest during such Interest Period at the Base Rate during such period. Interest on the Loans shall be payable for each Interest Period on the last day thereof.

                 (b) The Borrower shall pay to the Bank a facility fee equal to the product of: (i) the aggregate of the daily average amount of the Commitment, times (ii) a per annum percentage equal to the Applicable Facility Fee Rate. The facility fee shall be payable in arrears after each 90 day period after the date of this Agreement and on the Maturity Date.

                 (c) All interest and fees due hereunder shall be computed on the basis of a year of 360 days, and paid for the actual number of days elapsed, calculated as to each period from and including the first day thereof to but excluding the last day thereof.

                 (d) The Borrower shall pay the Bank on the date this Agreement is executed a closing fee in an amount equal to $45,000.

         Section 4. Prepayment. The Borrower may, upon at least 1 Business Day's notice to the Bank, prepay any Loan bearing interest at the Base Rate. Loans bearing interest based upon the LIBOR Rate shall not be prepaid at any time, in whole or in part. Any prepayment hereunder must be accompanied by payment of all accrued, unpaid interest on the amount prepaid and by any other sums then due to the Bank with respect thereto. In the event that after the date hereof the Borrower enters into one or more agreements to borrow, or borrows, money in an aggregate principal amount of $10,000,000 or more (excluding however any borrowings under the Amended and Restated Credit Agreement) the Commitment shall immediately be reduced by the amount of such borrowings or agreements to borrow. To the extent the principal amount of the Loans outstanding exceeds the Commitment as reduced, the excess amount of such Loans shall be immediately prepaid together with all accrued interest thereon and any amounts due under Section 5 hereof.

         Section 5. Payments. (a) The Borrower promises to repay the entire outstanding principal amount of the Loans, and any accrued interest thereon, upon the expiration of the





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

Interest Period applicable to such Loans. All payments under this Agreement shall be made in Dollars in immediately available funds to the Bank at its
offices at 191 Peachtree Street, N.E., Atlanta, Georgia 30303.   Any such
payment not received by the Bank by 11:00 a.m. Atlanta, Georgia time and on a Business Day shall be deemed to be made on the following Business Day; provided, however, that if any amount hereunder shall first become due and payable on a day which is not a Business Day, then the time for payment of such amount shall be the first Business Day thereafter (and interest shall accrue thereon for such extended period). Notwithstanding any other provision of this Agreement, if any payment of principal of or interest on the Loans, or any other sum payable under this Agreement, is not paid on the date when the same first becomes due and payable, the amount of such overdue principal, interest or other sum shall, to the extent permitted by law, accrue interest, payable on demand, from such date until such principal, interest or other sum is paid, at a rate per annum equal to the sum of (x) the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder), plus (y) two percent (2.0%). If the Borrower is otherwise entitled under this Agreement to repay any Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Loan, and the Borrower fails to repay such Loans using its own moneys and fails to give a notice of a new Loan pursuant to Section 2, a new Loan shall be deemed to be made on the date such Loans mature in an amount equal to the principal amount of the Loans so maturing, and such new Loan shall bear interest at the Base Rate. The Commitment shall terminate on the Maturity Date and any Loans then outstanding (together with accrued interest thereon) and all other amounts accruing hereunder shall be due and payable on such date.

         The Loans shall be evidenced by a promissory note (the "Note"), in the form of Exhibit A attached hereto and made a part hereof.

                 (b) Upon the request of the Bank, the Borrower shall pay to the Bank such amount or amounts as shall compensate the Bank for any loss, cost or expense (including, without limitation, funding or hedging costs or losses) incurred by the Bank as a result of (i) any payment, prepayment or other early payment (pursuant to Section 9 or otherwise) of any Loans bearing interest based upon the LIBOR Rate on a date other than the end of the Interest Period applicable to such Loan; (ii) any failure by the Borrower to borrow a Loan bearing interest based upon the LIBOR Rate after notice is given under
Section 2, or (iii) any failure by the Borrower to prepay all or a portion of the Loans on the date for such prepayment specified in the relevant notice of prepayment hereunder.

         Section 6. Representations and Warranties. The Borrower hereby represents and warrants to the Bank that each of the representations and warranties set forth in Article IV of the Amended and Restated Credit Agreement (which provisions and all definitions used therein are incorporated herein by this reference) are true and correct on the date hereof as if made on the date hereof, provided that (i) references to "Agent" or "Banks" shall be deemed to be a reference to the Bank, (ii) references to "Agreement", "Notes" or "Loan Documents" shall be deemed to be references to this Agreement and the Note,
(iii) the references to specific financial statements in Section 4.04 of the Amended and Restated Credit Agreement shall be deemed to be references to the latest quarterly and annual unaudited and audited financial statements delivered to the Bank prior





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

to the date of this Agreement, and (iv) references to "Effective Date" shall be deemed to be references to the date of this Agreement. The modification of the references in the Sections incorporated herein shall also apply to any definitions of capitalized terms used in such Sections or in any definition of capitalized terms used in definitions of capitalized terms in such Sections.

         Section 7.       Conditions to Borrowings.   The obligation of the
Bank to make any Loan is subject to the satisfaction of the following conditions:

                 (a)  receipt by the Bank of notice as required by Section 2;

                 (b) the fact that, immediately before and after such Loan is made, no Default shall have occurred and be continuing;

                 (c) the fact that the representations and warranties of the Borrower incorporated by reference in Section 6 of this Agreement shall be true on and as of the date of such Loan; and

                 (d) the fact that, immediately after such Loan is made the aggregate outstanding principal amount of the Loans of the Bank will not exceed the amount of the Commitment.

Each Loan hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Loan as to the truth and accuracy of the facts specified in clauses (b), (c) and (d) of this Section: provided that (i) such Loan shall not be deemed to be such a representation and warranty as to the truth and accuracy of the fact specified in clause (c) of this Section, if the aggregate outstanding principal amount of the Loans immediately after such Loan is made will not exceed the aggregate outstanding principal amount thereof immediately before such Loan is made, (ii) if the aggregate outstanding principal amount of the Loans immediately after such Loan is made will not exceed the aggregate outstanding principal amount thereof immediately before such Loan is made, then (A) such Loan shall be deemed to be a representation and warranty as to the truth and accuracy of the fact specified in clause (b) of this Section determined as if the term "Default" appearing in such clause
(b) were instead the term "Event of Default" and (B) the representation contained in the last sentence of Section 4.12 of the Amended and Restated Credit Agreement shall when remade pursuant to this Section in connection with such Loan be deemed to exclude the words "Default or", (iii) the representation contained in the first sentence of Section 4.12 of the Amended and Restated Credit Agreement shall when remade pursuant to this Section in connection with such Loan be deemed to refer to "Restricted Subsidiaries" instead of "Subsidiaries", (iv) any representation and warranty contained in
Article IV of the Amended and Restated Credit Agreement which by its terms is made as to matters as of a specified date shall when remade pursuant to this
Section in connection with such Borrowing be deemed to be made as to matters as of such specified date and not any later date, and (v) the representation contained in Section 4.04(b) of the Amended and Restated Credit Agreement shall when remade pursuant to this Section in connection with such Loan be deemed to refer to the last day of the fiscal quarter of the Borrower most recently ended prior to the date of such Loan as to which the Borrower shall have delivered financial statements to the Bank pursuant to Section 5.01 of the Amended and Restated Credit Agreement.





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

         Section 8. Increased Costs; Illegality. (a) If, after the date hereof, the overall introduction of, change in, or change in the interpretation or application of, any law, regulation, rule, or the compliance by the Bank with any directive or request from any United States (including subdivisions) or foreign governmental or regulatory authority or central bank (whether or not having the force of law) imposes, deems applicable or modifies any requirement applicable to the Bank or any of its property or operations (including, without limitation, a requirement to make any deduction or withholding from any sum paid or payable by the Borrower hereunder or which affects the Bank s capital adequacy or the allocation of capital resources to its obligations, or any imposition of changes in reserve requirements, excise taxes, non-United States income taxes or monetary restraints) and, as a result, the cost to the Bank of making or maintaining amounts available under this Agreement is increased, or the Bank's return under this Agreement or on all or any of its capital is reduced, or the Bank is, in its sole opinion, unable to obtain the rate of return on all or any of its capital that it would have been able to achieve but for its obligations hereunder and/or their performance, or any sum received or receivable by the Bank under this Agreement is directly or indirectly reduced, or the Bank directly or indirectly makes any payment or forgoes any interest or other return on or calculated by reference to the amount of any sum received or receivable by it under this Agreement, then the Bank shall promptly notify the Borrower of such occurrence and the Borrower shall pay to the Bank on demand such additional amounts which will, in the sole opinion of the Bank, compensate the Bank for the effects of any such introduction or change (provided the foregoing shall not include a tax imposed on the overall net income of the Bank by the jurisdiction, including subdivisions, in which the Bank has its principal office). A certificate of the Bank specifying the amount of compensation payable by the Borrower pursuant to this Section 8 shall, in the absence of manifest error, be conclusive.

                 (b) If the Bank shall determine that (i) it may not lawfully continue to maintain and fund the Loans bearing interest at the LIBOR Rate to maturity and shall so specify in a written notice to the Borrower, or
(ii) deposits in Dollars (in the applicable amounts) are not being offered in the London Interbank market or that the LIBOR as determined by the Bank will not adequately and fairly reflect the cost to the Bank of funding and maintaining the Loans bearing interest at the LIBOR Rate and shall so specify in a written notice to the Borrower, the Borrower shall immediately prepay in full the then outstanding principal amount of the Loans bearing interest at the LIBOR Rate, together with accrued interest thereon and any penalty arising from such prepayment.

         Section 9. Events of Default. Upon the occurrence of any of the following specified events of default (each an "Event of Default"):

                 (a) the Borrower shall fail to pay when due any amount payable hereunder or under the Note; or

                 (b) the Borrower shall fail to observe or perform any covenant in this Agreement (other than those covered by clause (a) above) for thirty days after the earlier of (i) the first day on which a Responsible Officer (as defined in the Amended and Restated Credit Agreement) has knowledge of such failure or (ii) written notice thereof has been given to the Borrower by the Bank;





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or

                 (c) any representation, warranty, certification or statement incorporated by reference in Section 6 or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made); or

                 (d) an Event of Default under Section 6.01 of the Credit Agreement shall occur and be continuing;

then, at the option of the Bank (but automatically in the case of any Event of Default specified in the immediately preceding clause (d) which results from the occurrence of an Event of Default specified in Section 6.01(g) or (h) of the Amended and Restated Credit Agreement as incorporated herein), the Commitment shall terminate and all amounts due under this Agreement and the aggregate outstanding principal balance of, and all accrued, unpaid interest on, the Loans shall become forthwith due and payable in full, without protest, presentment, notice or demand, all of which are expressly waived by the Borrower.

         Section 10.  Remedies, Other Matters.

                 (a) No failure or delay on the part of the Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and are not inclusive of any rights or remedies which the Bank or any subsequent holder(s) of the Note would otherwise have.

                 (b) Upon the occurrence of a default hereunder, the Bank is hereby authorized at any time or from time to time, without notice to the Borrower, any such notification being expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Bank to or for the credit or the account of the Borrower against and on account of any indebtedness of the Borrower to the Bank hereunder.

                 (c) The descriptive headings of the several sections and subsections of the Agreement are inserted for convenience only and shall not be deemed to affect the meaning or construction of any provisions hereof.

                 (d) This Agreement or any provision hereof or document referred to herein may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                 (e) This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, and, in particular,





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

will inure to the benefit of the holders from time to time of the Note; provided, however, that the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Bank. The Bank shall have the right to sell participations in its interest hereunder or to assign its interest hereunder. The Borrower agrees that any participant shall be entitled to the benefits of Section 8 based on the circumstance of such participant.

                 (f) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together constitute one and the same instrument.

                 (g) The Borrower agrees to indemnify, hold harmless and defend the Bank against any claim, demand, action, suit, loss or liability arising in any manner from any breach, inaction or omission of the Borrower, or any of their officers, directors, employees, agents or affiliates, relating to or otherwise in connection with this Agreement or the Note. The provisions of this Section 10(g), and of Sections 8, 5(b) and 5(c), and shall survive the repayment of the Loans and the termination of this Agreement.

                 (h) THIS AGREEMENT CONSTITUTES THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

                 (i) THIS AGREEMENT SHALL BE DELIVERED TO THE BANK IN ATLANTA, GEORGIA (THE PLACE OF PERFORMANCE HEREUNDER), AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF GEORGIA. The Borrower hereby expressly and irrevocably agrees to the exercise of personal jurisdiction over it in any federal or state court of appropriate subject matter jurisdiction in Atlanta, Georgia, in any suit or action to enforce payment or performance or otherwise arising hereunder or under the Note. The Borrower hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

                 (j) Service of any and all process that may be served on any party hereto in any suit, action or proceeding arising out of this Agreement may be made to the address set forth below such party's signature hereto and service properly made by first class mail, return receipt requested, or delivered to such address shall be taken and held to be valid personal service upon such party by any party hereto on whose behalf such service is made.

                 (k) If a Default occurs, the Borrower agrees to reimburse the Bank for all expenses incurred by the Bank, including fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including expenses incurred in enforcing this Agreement and the Note.

                 (l) The Borrower shall indemnify the Bank against any transfer taxes,





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

documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Note.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed under seal by its duly authorized officer as of the date first set forth above.


                                           BORROWER:

                                           CARMIKE CINEMAS, INC.


                                           By: /s/                       (SEAL)
                                               --------------------------

                                           Name:

                                           Title:  Vice President

                                           Address:





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


                                           WACHOVIA BANK, N.A.


                                           By:                           (SEAL)
                                              --------------------------

                                           Name:

                                           Title:

                                           Address:





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

                                   EXHIBIT A


                                      NOTE

$30,000,000                                             Atlanta, Georgia
                                                        June 20, 1997

                 For value received, CARMIKE CINEMAS, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of WACHOVIA BANK, N.A., a national banking association (the "Bank"), the principal sum of Thirty Million and No/100 Dollars ($30,000,000), or such lesser amount as shall equal the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Loan Agreement referred to below, on the dates and in the amounts provided in the Loan Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Loan Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the rate provided for in the Loan Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or such other address as may be specified from time to time by the Bank.

                 All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Loan Agreement.

                 This Note is the Note referred to in the Loan Agreement dated as of June 20, 1997 between the Borrower and the Bank (as the same may be amended or modified from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement are used herein with the same meanings. Reference is made to the Loan Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

                 The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Loan Agreement.

                 The Borrower agrees, in the event that this note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

                 IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

                                           CARMIKE CINEMAS, INC.


                                           By: /s/                       (SEAL)
                                               --------------------------
                                           Title:  Vice President





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

                                 Note (cont'd)
                        LOANS AND PAYMENTS OF PRINCIPAL

               Type                        Amount          Amount of
                of           Interest        of            Principal      Maturity           Notation
Date        Interest(1)        Rate         Loan            Repaid          Date             Made By
----        ----------         ----         ----            ------          ----             -------
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






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(1) i.e. Base Rate or LIBOR Rate.

                                       3